UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

December 30, 2016

Research Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-53501 (Commission File Number)	11-3797644 (IRS Employer Identification No.)

5435 Balboa Boulevard, Suite 202

Encino, CA 91316

(Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone

number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2016, the Registrant entered into an Office Lease dated December 29, 2016 with Douglas Emmett 2014, LLC, pursuant to which the Registrant will rent approximately 3,765 rentable square feet, identified as Suite 165, of the office building located at 15821 Ventura Boulevard, Suite 165, Encino, California, for a term of four years commencing February 1, 2017. Subject to the adjustment provisions of the Office Lease, the Registrant will pay monthly base rent of $10,353.75.

The Office Lease is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit

Number	Description

10.1	Office Lease dated December 29, 2016, between Research Solutions, Inc. and Douglas Emmett 2014, LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: January 6, 2017	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer

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